Fees Summary	Sep. 29, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,973,700.00
Previously Paid Amount	0.00
Total Fee Amount	432.71
Total Offset Amount	0.00
Net Fee	$ 432.71